                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 27, 2004

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

            Delaware                     333-115435              13-3320910
-------------------------------  --------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

     Eleven Madison Avenue, New York, NY                     10010
----------------------------------------------   -------------------------------
   (Address of principal executive office)                (Zip Code)

Registrant's telephone number, including area code (212) 325-2000.

                                       N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                    Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.     Other Events.

Filing of Computational Materials

In connection with the proposed offering of the Credit Suisse First Boston
Mortgage Securities Corp., Adjustable Rate Mortgage Trust 2004-3, Adjustable
Rate Mortgage-Backed Pass-Through Certificates, Series 2004-3 (the
"Certificates"), Credit Suisse First Boston LLC, as underwriter (the
"Underwriter"), has prepared the Computational Materials for distribution to potential investors. Although Credit Suisse First Boston Mortgage Securities
Corp. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Loans") in the related portfolio, the Company did not participate in the preparation of the
Computational Materials.

For purposes of this Form 8-K "Computational Materials" shall mean the materials attached hereto and filed herewith as Exhibits 99.1 and 99.2, which include computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or
similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)     Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

        99.1   Computational Materials
        99.2   Computational Materials
        99.3   Computational Materials
        99.4   Computational Materials

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 27, 2004

                            CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                            By: /s/ John P. Graham
                              --------------------------------------------------
                              Name:  John P. Graham
                              Title: Vice President

                                  Exhibit Index
                                  -------------

Exhibit No.    Description of Exhibit
-----------    ----------------------

   99.1        Computational Materials
   99.2        Computational Materials
   99.3        Computational Materials
   99.4        Computational Materials